UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2024
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Lazard, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 1, 2024, Lazard, Inc. (the “Company”) issued a press release announcing financial results for its full year 2023 and fourth quarter ended December 31, 2023. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 30, 2024, the Company announced that the Board of Directors (the “Board”) elected Dan Schulman and Stephen R. Howe Jr. to join the Board, effective February 1, 2024. Mr. Schulman will serve on the Compensation, Nominating and Governance, and Workplace and Culture Committees of the Board. Mr. Howe will serve on the Audit and Workplace and Culture Committees of the Board. Each of Messrs. Schulman and Howe will receive compensation pursuant to the Company’s directors’ compensation program for independent directors of the Company, the terms of which are described in Item 1 of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 22, 2023, and are incorporated herein by reference. A copy of the Company’s press release announcing the election of Messrs. Schulman and Howe is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.
Item 8.01     Other Events.

As in recent years, the Company currently expects that the vesting and settlement of certain deferred incentive compensation awards that were previously granted to the Company’s employees (other than the Company’s named executive officers) under either the Company’s 2008 Incentive Compensation Plan or the Company’s 2018 Incentive Compensation Plan and that were originally scheduled to vest on March 1, 2024 may be accelerated to occur on one or more earlier dates during February 2024.

This Report on Form 8-K contains certain forward-looking statements that are subject to known and unknown risks and uncertainties. The timing of events may differ significantly from those expressed or implied in such forward-looking statements due to a number of factors, including those set forth in sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued February 1, 2024

99.2	Press Release issued January 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Corporate Secretary
Dated: February 1, 2024